UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2008 (March 6, 2008)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

EX-99.1 Written presentation for the Bear Stearns 14th Annual Retail, Restaurants and Consumer Conference dated March 6, 2008

Item 8.01	Other Events
     On March 6, 2008, O’Charley’s Inc. (the “Company”) will be presenting at the Bear Stearns 14th Annual Retail, Restaurants & Consumer Conference in New York, New York. Speaking for the Company will be Greg Burns, Chairman, President and Chief Executive Officer of the Company, and Larry Hyatt, Chief Financial Officer of the Company. The Company’s presentation is scheduled for 11:15 am Eastern Time. By press release dated February 28, 2007, the public was invited to listen to the presentation by live webcast that can be accessed through the Company’s website at www.ocharleysinc.com. A related written presentation is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

99.1	Written presentation for the Bear Stearns 14th Annual Retail, Restaurants and Consumer Conference dated March 6, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: March 6, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Written presentation for the Bear Stearns 14th Annual Retail, Restaurants and Consumer Conference dated March 6, 2008